Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Rockefeller Core Equity Fund
Rockefeller Select Equity Fund
Rockefeller Core Taxable Bond Fund
Rockefeller Intermediate Tax Exempt National Bond Fund
Rockefeller Intermediate Tax Exempt New York Bond Fund
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated January 24, 2014 to the
Prospectus dated December 26, 2013

Effective March 25, 2014, the Board of Trustees (the “Board”) of the Trust has approved eliminating the redemption fee for the Rockefeller Core Equity Fund, Rockefeller Select Equity Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund (the “Funds”).  Accordingly, all references to the redemption fee are hereby removed from the Funds’ prospectus, effective March 25, 2014.

Please retain this Supplement with your Prospectus for future reference.